UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 14, 2009

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

On August 14, 2009, Wells Fargo & Company established a Medium-Term Note Program, Series I, and a Subordinated Medium-Term Note Program, Series J. The purpose of this Current Report is to file with the Securities and Exchange Commission the Distribution Agreement and forms of Notes relating to such Programs.

(d)	Exhibits

1.1	Distribution Agreement dated August 14, 2009 among Wells Fargo & Company and the Agents named therein.

4.1	Form of Medium-Term Fixed Rate Note, Series I

4.2	Form of Medium-Term Floating Rate Note, Series I

4.3	Form of Subordinated Medium-Term Fixed Rate Note, Series J

4.4	Form of Subordinated Medium-Term Floating Rate Note, Series J

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on August 14, 2009.

WELLS FARGO & COMPANY

By:	/s/ Richard D. Levy
Richard D. Levy
Executive Vice President and Controller

[Form 8-K]

Index to Exhibits

Exhibit No.	Description	Method of Filing
1.1	Distribution Agreement dated August 14, 2009 among Wells Fargo & Company and the Agents named therein.	Electronic Transmission

4.1	Form of Medium-Term Fixed Rate Note, Series I.	Electronic Transmission

4.2	Form of Medium-Term Floating Rate Note, Series I.	Electronic Transmission

4.3	Form of Subordinated Medium-Term Fixed Rate Note, Series J.	Electronic Transmission

4.4	Form of Subordinated Medium-Term Floating Rate Note, Series J.	Electronic Transmission

4